UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported): November 14, 2005
                                                             (November 8, 2005)


                             Alamosa Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                   000-32357                 75-2890997
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(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                    5225 S. Loop 289, Lubbock, Texas,    79424
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.


On November 8, 2005 (November 9, 2005 in the case of Mr. Sabatino), Alamosa Holdings, Inc.(the "Company") and each of Messrs. Sharbutt, Cowan, Rinehart, Richardson and Sabatino entered into amendments, to be effective January 1, 2006, to their respective employment agreements. The amendments were as follows:

Annual Base Salary
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Annual base salaries will be increased as follows:

Sharbutt: - increased from $425,000 to $600,000

Cowan: increased from $400,000 to $432,000

Richardson: increased from $275,000 to $300,000

Sabatino: increased from $250,000 to $300,000

Rinehart: increased from $250,000 to $275,000

Annual Bonus Targets
--------------------

Annual bonus targets bonuses will be increased as follows:

Sharbutt: - increased from $340,000 to $562,500

Cowan: increased from $ 280,000 to $300,000

Richardson: increased from $165,000 to $175,000

Sabatino: increased from $125,000 to $175,000

Rinehart: increased from $125,000 to $137,500

Stock Option Grants
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The employment agreements were amended to remove the Company's obligation to make the following stock option grants in 2006 (and for Mr. Sharbutt, the option grant in 2007):

Sharbutt: 64,000 stock options (2006); 51,200 stock options (2007)

Cowan: 40,000 stock options

Richardson: 32,000 stock options

Sabatino: 24,000 stock options

Rinehart: 20,000 stock options

Restricted Stock Grants
-----------------------

The restricted stock grants for each of the executive officers to be made in 2006 (and for Mr. Sharbutt, the restricted stock grant in 2007) were revised as follows:

Sharbutt: 2006 restricted stock grant increased from 40,000 to 80,000 shares; 2007 restricted stock grant changed from 38,400 shares to the number of shares determined by dividing the product of (1) 80,000 and the per share fair market value of the Company's common stock on January 1 2006 by (2) the per share fair market value of the Company's common stock on January 1, 2007.

Cowan: increased from 40,000 shares to 50,000 shares

Richardson: increased from 24,000 shares to 30,000 shares

Sabatino: increased from 20,000 shares to 30,000 shares.

Rinehart: increased from 16,000 shares to 20,000 shares




Copies of the relevant amendments are attached hereto as Exhibits 10.1 through
10.5 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 10.1  Amendment No. 1 to Sharbutt Employment Agreement
Exhibit 10.2  Amendment No. 1 to Cowan Employment Agreement
Exhibit 10.3  Amendment No. 1 to Richardson Employment Agreement
Exhibit 10.4  Amendment No. 1 to Sabatino Employment Agreement
Exhibit 10.5  Amendment No. 1 to Rinehart Employment Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: November 14, 2005

ALAMOSA HOLDINGS, INC.


By /s/ Kendall W. Cowan
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   Name:  Kendall W. Cowan
   Title: Chief Financial Officer